                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 10, 1998
                                                   ------------------

                       THE CHASE MANHATTAN CORPORATION
                       -------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                      1-5805                13-2624428
             --------                      ------                ----------
    (State or Other Jurisdiction      (Commission File         (IRS Employer
         of Incorporation)                 Number)           Identification No.)


     270 Park Avenue, New York, NY                                 10017
     -----------------------------                                 -----
(Address of Principal Executive Offices)                         (Zip Code)


      Registrant's telephone number, including area code (212) 270-6000

Item 5.  Other Events.
---------------------


        On September 10, 1998, The Chase Manhattan Corporation disclosed that of its approximately $13.6 billion total cross-border exposure to Latin America as of June 30, 1998 (as previously disclosed in its Current Report on Form 8-K dated September 8, 1998), approximately 40% of that amount represents funded lending-related exposure, approximately 35% of that amount is trading-related, including resale agreements collateralized by Latin American securities, approximately 20% of that amount represents undrawn commitments to extend credit, and the balance (as previously disclosed) represents foreign exchange and derivative instruments.

                                  SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           THE CHASE MANHATTAN CORPORATION



                                             By: /s/ Dina Dublon
                                                ---------------------------
                                                     Dina Dublon
                                                     Executive Vice President
                                                     and Treasurer



Dated:  September 10, 1998


































                                      3